EXHIBIT 19.1
INSIDER TRADING POLICY
AND
INSIDER TRADING PROCEDURES

INSIDER TRADING POLICY
Responsible Unit:

Corporate Legal Division
Data Classification Level:

4 - Public
Adoption Date:

December 19, 2024

INSIDER TRADING POLICY
I. POLICY PURPOSE
This Insider Trading Policy (the

“Policy”) describes the standards of Popular

on trading, and causing the trading
of,

Popular’s

securities,

or

the

securities

of

certain

other

publicly

traded

companies,

while

in

possession

of
Material Nonpublic Information, as defined below.
Federal and

state securities

laws prohibit

“insider trading,” or

the purchase,

sale or transfer

of a

security on

the
basis of

“inside” or

Material Nonpublic Information

about an

issuer. They also prohibit

“tipping,” or the

disclosure
of Material

Nonpublic Information

about an

issuer to

others who

use such

information

to trade

in the

issuer’s
securities.

Although

“insider

trading”

and

“tipping”

are

separate

and

distinct

concepts,

both

are

generally
addressed by the laws and regulations that prohibit insider trading and will therefore be collectively addressed in
this document.
The United States Securities and Exchange Commission (“SEC”), together with state securities agencies and law enforcement authorities, vigorously pursue and severely punish those who engage in insider trading. As noted by the SEC in its website, because insider trading undermines investor confidence in the fairness and integrity of the
securities markets, the detection and prosecution of insider trading continues to be one of the SEC's enforcement priorities. The SEC has been

aggressive in bringing civil

insider trading cases. The

United States Department of
Justice has also aggressively pursued criminal charges against those involved in insider trading. While regulatory
authorities

usually

concentrate

on

prosecuting

the

particular

individuals

or

entities

who

trade

on

inside
information,

as

well

as

those

who

tip

inside

information

to

others

that

use

such

information

to

trade,

federal
securities laws

also impose

liability on

issuers and

other “controlling

persons” –

persons with

power to

control
the transaction

upon which the violation

is based – if they fail

to take reasonable steps

to prevent insider trading
by their personnel.
Popular’s reputation for

integrity and ethical conduct cannot

be compromised by the

appearance of impropriety.
To prevent even the appearance

of improper conduct

on the part

of anyone employed

by or affiliated

with Popular,
such

as

Popular’s

directors,

Popular

has

adopted

this

Policy.

To

highlight

the

importance

of

viewing

insider
trading within the

context of corporate

ethics and compliance,

some of the

most important concepts

included in
this

Policy

have

also

been

incorporated

within

Popular’s

Code

of

Ethics

(the

“Code”).

Pursuant

to

company
policy, employees, directors and officers of Popular must, upon commencing their employment or affiliation with
Popular,

and on

an annual

basis thereafter,

acknowledge

that they

have read,

understood and

will abide

by the
standards included both in the Code and in this Policy.
Under

this

Policy,

Popular

shall

not

buy

or

sell

securities

of

Popular

on

the

basis

of

Material

Nonpublic
Information and shall buy or sell securities of Popular in compliance with federal or state securities laws.
Through

this Policy,

Popular has

further

sought to

address its

obligation

to prevent

insider trading

by helping
“Popular

Insiders,”

as

the

term

is

defined

below,

raise

their

level

of

awareness

as

to

potential

insider

trading
violations and

the severe

consequences and

penalties associated

with them.

In furtherance

of this

goal, Popular
has

also

established

Insider

Trading

Procedures

(the

“Procedures”)

to

describe,

explain

or

include

specific
examples of the concepts mentioned in this Policy.

Neither this Policy

nor the Procedures

are, however, intended to

replace the responsibility

of every Popular

Insider
to

ensure

that

they

understand

and

comply

with

the

legal

prohibitions

on

insider

trading.

This

Policy

and

the
Procedures are, in

part, intended to

assist Popular Insiders in

understanding and complying with

applicable insider
trading

laws

and

regulations.

Nevertheless,

the

ultimate

responsibility

for

complying

with

this

Policy

and

the
Procedures

and

avoiding

improper

transactions

and

other

violations

of

applicable

insider

trading

laws

and
regulations rests with the individual Popular Insider.

II. DEFINITIONS
Popular

Insiders.

All directors,

officers

and

employees

of Popular,

whether

trading

on their

own behalf

or on
behalf of others, such as when trading for proprietary

or fiduciary accounts of Popular.

In certain circumstances
identified in this Policy, former directors, officers and employees of Popular will be considered Popular Insiders.
Specifically-Designated Employees.

Certain officers

and employees

of Popular

(such as

members of

Popular’s
Disclosure Committee)

that, given

their access

to financial

and other

sensitive information

about Popular,

have
been (or may be)

specifically designated by Popular

from time to time

as being subject to

additional restrictions
regarding trading

in Popular

securities. The additional

restrictions, set forth

in the Procedures,

include blackout
period

restrictions

and

pre-clearance

requirements

with

respect

to

transactions

involving

Popular

securities,
comparable to those that are applicable to directors and executive officers of Popular.
Popular. This term includes

Popular, Inc. and all its subsidiaries.

“securities of Popular”

and “Popular securities”.

These terms include

common stock, options

to purchase common
stock,

and

any

other

securities

that

may

be

issued

by

Popular,

including,

but

not

limited

to,

debt

securities,
preferred

stock,

convertible

debentures,

and

warrants,

as

well

as

derivative

securities

that

are

not

issued

by
Popular, such as exchange-traded put or

call options or swaps relating to the securities of Popular.

Material Information. Includes any

information that a reasonable investor would

consider important in making a
decision to buy, hold or sell

securities, or information that, if

disclosed, would be expected to

significantly change
the total

mix of

the information

in the

marketplace.

Any information

that could

be expected

to affect

a public
company’s share

price, whether it is positive

or negative, should be

considered to be Material Information.

If an
individual is unsure whether the information is material, the individual should assume it is Material Information.

Material

Nonpublic

Information.

Refers

to

information

that

is

both

Material

Information

and

Nonpublic
Information.
Nonpublic

Information.

Refers to

information

that has

not been

disclosed

broadly to

the marketplace

(such

as
through a press release, an

SEC filing, a publicly accessible conference

call, webcast or similar method of

general
dissemination or circulation).

The fact that

information has been

disclosed to a

few members of

the public does
not

make

it

public

for

insider

trading

purposes.

For

information

to

be

considered

public,

it

must

be

widely
disseminated

in

a

manner

that

makes

it

generally

accessible

to

investors.

The

circulation

of

rumors,

even

if
accurate and

reported in

the media,

does not

constitute effective

dissemination.

Even after

such information

is
broadly

disclosed

to the

marketplace,

it is

deemed

nonpublic

until a

reasonable

period

of time

elapses for

the
investing public to

fully absorb it.

If an individual

is unsure about

whether the information

is public, the

individual
should assume it is nonpublic.
For specific

examples of

information

that ordinarily

would be

regarded as

material

to Popular,

or about

when
information is considered “public” for purposes of this Policy,

please refer to the Procedures.

III. CONTENT
A. LEGAL REFERENCES
The following are some of the most important laws and regulations that address insider trading:
● Section 17(a) of the Securities Act of 1933
●
Section 10(b) of the Securities Exchange Act of 1934 and SEC Rules 10b-5 and

10b5-1
● Section 14(e) of the Securities Exchange Act of 1934 and SEC Rule 14e-3
● Section 16 of the Securities Exchange Act of 1934 and the SEC Rules issued thereunder
● Insider Trading Sanctions Act of 1984
●
Insider Trading and Securities Fraud Enforcement

Act of 1988
●
SEC Regulation FD (Fair Disclosure)

B. POLICY PRINCIPLES
General Prohibitions. No Popular

Insider who is

aware of Material

Nonpublic Information relating to

Popular
may – either

directly or indirectly, such as

through or on

behalf of family

members or other

persons or entities
– (a) buy,

sell or transfer (including donations

and gifts) securities of Popular,

or engage in any other action
to

take

personal

advantage

of that

information,

or

(b)

pass that

information

on to

others

outside

Popular,
including,

but

not

limited

to,

family

members,

clients,

colleagues

and

friends,

whether

through

a

tip,
recommendation or opinion, until the information becomes public or is no longer material.
In addition, Popular shall not

buy or sell securities

of Popular on the basis

of Material Nonpublic Information
and shall buy or sell securities of Popular in compliance with federal or state securities laws.
Popular Insiders must keep in mind that anyone scrutinizing their transactions will be doing so after the fact, with the

benefit of

hindsight. Therefore,

as a

practical matter,

before engaging

in any

transaction, Popular
Insiders

should

carefully

consider

how

enforcement

authorities

and

others

might

view

the

transaction

in
hindsight, particularly in the closely scrutinized corporate environment.

Popular

expects

its

directors,

officers

and

employees

to

conduct

their

personal

financial

affairs

in

a
responsible

and

prudent

manner.

Popular’s

directors,

officers

and

employees

must

never

engage

in
investment

practices

that,

by nature

or practice

are, or

appear to

be, inconsistent

with

this Policy,

illegal,
improper, unethical or that present a real or

apparent conflict of interest.
Transactions that

may be necessary

or justifiable

for independent

reasons (such

as the need

to raise money
for a personal

emergency or required expenditure)

are not exempted

from the requirements

of applicable laws
and regulations

and the

requirements of

this Policy

and the

Procedures. Securities

laws and

regulations do
not

recognize

such

mitigating

circumstances

and,

in

any

event,

even

the

appearance

of

an

improper
transaction must be avoided to preserve Popular’s reputation for adhering to the highest standard of conduct.

Other Issuers’ Stock. During

employment or association with Popular,

a Popular Insider may gain

access to
Material Nonpublic Information in relation to other issuers, including, but not limited to, customers, partners
and competitors of Popular. Trading or tipping on the securities of these issuers while aware of

such Material
Nonpublic

Information

may

violate

federal

and

state securities

laws.

In

addition,

inappropriate

trading

or
tipping

by

Popular

Insiders

could

damage

Popular’s

customer

or

partner

relationships.

For

these

reasons,
Popular Insiders are prohibited from buying, selling or transferring (including donations and gifts) or tipping on other

issuers’ securities

if the

person learns

of Material

Nonpublic Information

relating to

such issuers
through his/her employment or affiliation with Popular,

until the information becomes public or is no longer
material. Additional information on other issuers’ stock trading is available in the Procedures.
Speculative

Transactions.

No

Popular

Insider

may

engage

in

speculative

transactions

with

securities

of
Popular (for example,

transactions in which

the Popular

Insider is

trying to profit

from short-term movements,
either increases

or decreases,

in the

price

of Popular

securities) or

other

transactions that

could

otherwise
give the appearance of

impropriety. Therefore,

Popular Insiders are prohibited

from engaging in hedging

or
monetization transactions such as zero-cost

collars and forward sale

contracts designed to hedge

or offset any
decrease

in

the

market

value

of

equity

securities

and

allow

the

holder

to

continue

to

own

the

underlying
securities,

but

without

the

full

rewards

and

risks

of

ownership.

Additional

information

and

examples

of
speculative transactions are included in the Procedures.
Authorized Disclosure. Popular

is required under federal

securities laws to avoid

the selective disclosure

of
Material Nonpublic Information. The announcement of

information regarding Popular should be

coordinated
with

Popular’s

Legal

Division,

the

Corporate

Communications

Division

and

the

Corporate

Comptroller
Division and may only be made by persons specifically authorized by Popular to make such announcements.
Except

for

specifically

authorized

persons,

no

Popular

Insider

who

receives

or

has

access

to

Material
Nonpublic Information

may comment

on such

information or

on any

other that

could be

of significance

to
the investing public, at any time.

Additional information regarding the prohibition on the selective disclosure
of Material Nonpublic Information is available in the Procedures.
C. PROCESS
Clearance Procedures.

Because there are

many “gray” areas

in the law

of insider

trading, a Popular

Insider
should not

try to make

close calls about

what is legal

or illegal or

about what is

permitted or not

permitted
under this Policy and the Procedures by himself or herself. Popular

Insiders should always err on the side of
caution; either

refrain from executing

transactions or disclosing

Material Nonpublic

Information altogether
if there is any

question in their mind

about the propriety

of a particular

transaction or disclosure,

or consult
with

Popular’s

Legal

Division

with

respect

to

a

particular

transaction

or

disclosure

prior

to

execution

or
disclosure thereof.

Popular expects its

employees, directors

and officers

to become

familiar with and

abide
by

Popular’s

clearance

procedures,

as

defined

in

the

Procedures.

In

all

cases,

the

responsibility

for
determining

whether

an

individual

is

in

possession

of

Material

Nonpublic

Information

rests

with

that
individual, and any

action on the part of

Popular, Popular’s

Legal Division or any

other employee, attorney
or director

pursuant to

this Policy

(or otherwise)

does not

in any

way insulate

an individual

from liability
under applicable securities laws.
Inadvertent Disclosures. Should a

Popular Insider inadvertently comment

on stock price movement, rumors
or

otherwise

disclose

Material

Nonpublic

Information

to

a

third

party,

he

or

she

should

promptly

notify
Popular through Popular’s Legal Division.

D. SCOPE
This Policy

applies to

all Popular

Insiders. The

Policy also

applies to

a Popular

Insider’s family

members
who reside

with him

or her,

and any

family members

whose transactions

in Popular

securities are

directed
by the Popular Insider or are subject to the Popular Insider’s influence or control (such as parents or children of

a

Popular

Insider

who

consult

with

him/her

before

trading

in

Popular

securities),

even

if

such

family
members do not live in the Popular Insider’s household. Popular Insiders are responsible for the transactions of these other

persons and should

therefore make them

aware of

the need

to confer with

them before

executing
any transaction in securities of Popular.
Notwithstanding the

foregoing, if a

Popular Insider certifies

in writing that

(a) the Popular

Insider does not
influence the

investment decisions

of his/her

dependent(s) or

family member(s)

who reside(s)

with him

or
her (other than his/her spouse),

and (b) the dependent(s) or family

member(s) who reside(s) with him

or her
(other than

the Popular

Insider’s spouse)

do(es) not

make decisions,

in whole

or in

part, upon

information
that

the

Popular

Insider

has

provided

or provides,

Popular’s

Legal

Division

may,

in

its sole

and

absolute
discretion, determine that

such dependent(s) or family

member(s) who reside(s)

with him or her

will not be
considered “Popular Insiders” subject to the restrictions set forth in this Policy and the Procedures. For more information on this certification, please refer to Attachment A to the Procedures.
Application of Policy

after Termination of Employment. If

a Popular Insider’s employment

or affiliation with
Popular terminates at a

time when he

or she has

or thinks he

or she may have

Material Nonpublic Information
about Popular

or its

customers, partners

or competitors,

the prohibition

on trading

on such

information set
forth in this Policy and as contemplated in applicable insider trading laws and regulations will continue until such information becomes public or is no longer material.

Additional

Restrictions.

IN

ADDITION

TO

THE

RESTRICTIONS

SET

FORTH

IN

THIS

POLICY,
CERTAIN

POPULAR INSIDERS, SUCH AS POPULAR’S DIRECTORS AND

EXECUTIVE OFFICERS,
EMPLOYEES

OF

POPULAR

SECURITIES,

LLC

(“POPULAR

SECURITIES

EMPLOYEES”),
EMPLOYEES OF

POPULAR ASSET

MANAGEMENT

LLC (“PAM

EMPLOYEES”),

AND CERTAIN
SPECIFICALLY

-DESIGNATED

EMPLOYEES,

ARE

SUBJECT

TO

ADDITIONAL

RESTRICTIONS
AND

PROCEDURES,

INCLUDING

CERTAIN

BLACKOUT

PERIODS

AND

PRE-CLEARANCE
REQUIREMENTS WITH

RESPECT TO

TRANSACTIONS INVOLVING

SECURITIES OF POPULAR.
FOR FURTHER

INFORMATION

REGARDING THESE

ADDITIONAL RESTRICTIONS,

OR WHO IS
SUBJECT TO SUCH RESTRICTIONS, PLEASE REFER TO

SECTION IV BELOW.
E. SANCTIONS
Civil and Criminal Penalties. The consequences of engaging in insider trading violations or tipping can be
severe. Persons violating insider trading laws and regulations can be subject to an array of civil and
criminal penalties and regulatory sanctions. Potential repercussions include:
i.
Criminal fines and penalties for individuals, regardless of whether a sizable profit or any profit at all
was made and possible incarceration;
ii.
Return of profits gained or losses avoided and interest thereon (in unlawful tipping situations, tippees
may be subject to disgorgement and disgorgement

of both the tipper’s and tippees’ profits may be
obtained from the tipper);
iii.
Civil penalties (additional civil penalties may be applicable against registered securities professionals
if such professionals willfully aid and abet securities law violations);

iv. Injunctions against future violations or cease and desist proceedings;
v.
Temporary or permanent

bars from serving as a director or officer of a publicly traded company;
vi. Bars or suspensions from practicing before the SEC for certain professionals; and
vii. Civil liability in private lawsuits.
Popular

may

also

be

required

to

pay

major

civil

or

criminal

penalties,

because

employers

and

other
controlling

persons

(including

supervisory

personnel)

who

are

deemed

to

have

recklessly

failed

to

take
preventive steps to control insider trading may,

among other things, face civil and/or criminal penalties.
Thus,

it is

important

to both

the Popular

Insider

and

Popular that

insider

trading violations

do

not occur.
Popular Insiders should be aware that stock market surveillance techniques are becoming more sophisticated all the time, and the chance that authorities will detect and prosecute small-level trading is significant.
Discipline.

Ultimately,

the

responsibility

for

adhering

to

this

Policy

and

the

Procedures,

and

any

related
procedures or guidelines,

will rest with each

individual Popular Insider.

Therefore, violations of

this Policy
or any federal or state insider trading law or regulation by any Popular Insider may,

in the case of a director,
subject the director to dismissal proceedings and, in the case of an officer or employee, subject the officer or employee to disciplinary action by Popular,

up to and including termination for cause.
F. NON-COMPLIANCE NOTIFICATIONS
Any

Popular

Insider

who

violates

this

Policy

or

any

federal

or

state

insider

trading

law

or

regulation,

or
knows of any such violation by any other Popular Insider, must report the situation immediately to Popular’s
Ethics

Officer.

He

or

she

may

also

report

such

violation

anonymously

through

EthicsPoint

at
www.popular.com/ethicspoint

-en (English), www.popular.com/ethicspoint

(Spanish), or by

calling toll free
1-866-737-6813 from Puerto Rico, the United

States or the U.S. Virgin Islands; 1-833-416-6777 from Puerto
Rico; 1-833-439-1392 from

the British

Virgin Islands; 01-800-519-0915 from Colombia

and 0-800-032-0114
from

Costa

Rica

.

Upon

determining

that

any

such

violation

has

occurred,

Popular’s

Ethics

Officer,

in
consultation with Popular’s Chief Legal Officer, will determine whether Popular should release any material nonpublic information

and, when

required by

applicable law,

shall cause

Popular to

report the

violation to
the SEC or other appropriate governmental authority.
IV.
DELEGATION OF AUTHORITY/RESPONSIBILITIES
Popular Insiders. All Popular Insiders are responsible for complying with this Policy and the
Procedures at all times.
Directors and Executive

Officers. In addition

to complying with

this Policy

and the Procedures,

Directors
and

Executive

Officers

of

Popular

are

subject

to

additional

restrictions

and

procedures,

including
requirements

regarding

the

filing

of

public

reports

of

beneficial ownership

and

changes

in

beneficial
ownership with

the SEC,

short swing

profit provisions

and certain

blackout periods

and pre-clearance
procedures. These restrictions

and procedures are

set forth in Popular’s

Director and Executive

Officer
Guide

to

Complying

with

Certain

Provisions

of

the

U.S.

Federal

Securities

Laws.

Directors

and
executive officers

of Popular

should refer

to the

Guide to

ensure their

understanding of

the additional
requirements and procedures they are subject to.

Popular Securities

Employees.

In addition

to complying

with this

Policy and

the Procedures,

Popular
Securities Employees are also subject

to the stock trading

restrictions and procedures set

forth in Popular
Securities’ Compliance Manual.

Popular Securities Employees

should refer to

the Compliance Manual
to review and ensure their understanding of the additional requirements and procedures they are subject
to.
PAM

Employees. In

addition to

complying with

this Policy

and the

Procedures, PAM

Employees are
also subject to

the stock trading restrictions

and procedures set forth

in the Code

of Ethics for the

Popular
Family

of

Funds.

PAM

Employees

should

refer

to

the

Code

of

Ethics

to

review

and

ensure

their
understanding of the additional requirements and procedures they are subject to.
Specifically-Designated

Employees.

In

addition

to

complying

with

this

Policy

and

the

Procedures,
Specifically-Designated

Employees

are

subject

to

certain

black-out

periods

and

pre-clearance
procedures that are particularly

covered in the Procedures. The

additional restrictions and requirements
applicable to Specifically-Designated Employees are set forth in Attachment

C to the Procedures.
Popular Legal

Division. As

per the

Procedures, the

Popular Legal

Division is

responsible for

clearing
those transactions

and/or disclosures as

to which they

are consulted by

Popular Insiders. They

are also
responsible for pre-clearing

all transactions in Popular

securities conducted by Specifically-Designated
Employees.
Popular’s

Chief Legal

Officer.

As per

the Procedures,

the Chief

Legal Officer

is responsible

for

pre-
clearing all transactions

in Popular securities

conducted by Popular

directors and executive

officers, as
well as Pre-Arranged Trading Program participation requests submitted pursuant to Attachment B of the
Procedures.
Popular’s

Ethics

Officer.

The

Popular

Ethics

Officer

is

responsible

for

handling

non-compliance
notifications and consulting with the

Chief Legal Officer –

as appropriate – on

the merits of

such notices.

INSIDER TRADING PROCEDURES
Responsible Unit: Legal Division
Data Classification Level: 3 – Internal Use
Latest Revision Date: December 2024
Next Revision Date: December 2025

INTRODUCTION
Popular, Inc.

has adopted an

Insider Trading

Policy (the “Policy”)

to create awareness

among Popular

Insiders as to
both the most important insider trading concepts and the

severe consequences and penalties associated with violations of the insider trading laws.

In adopting the Policy,

Popular also intended to prevent

even the appearance of improper
conduct on the part of its employees, directors and officers.

The Policy contains high-level principles that establish Popular’s position with respect to insider trading and

tipping.
The Policy further directs Popular Insiders to refer to these Insider

Trading Procedures (the “Procedures”) for

further
guidance

on

certain

subjects.

In

accordance

with

such

mandate,

these

Procedures

more

specifically

address

the
following topics:
●
Types of information

that may be considered
material.
● When information is considered public.
● Types of transactions that are considered speculative
, or are

otherwise prohibited because they

may give
the appearance of impropriety.
● Exceptions

to the restrictions on transactions involving securities of Popular.
● The clearance procedures

that must be followed to address questions or concerns about the possession of material nonpublic information.
● The handling of inquiries

from analysts, investors, the press, etc.
● Additional restrictions , including
black-out periods and

pre-clearance requirements
, applicable to
directors

and

executive

officers,

employees

of

Popular

Securities

(“Popular

Securities

Employees”),
employees

of

Popular

Asset

Management,

LLC

(“PAM”)

(“PAM

Employees”)

and

Specifically-
Designated Employees.
Although these Procedures seek to provide further guidance to those subject to the Policy, neither the Policy nor these
Procedures are intended to replace the responsibility of every director, officer,

employee or any other Popular Insider
to ensure that they understand

and comply with insider trading

laws and regulations. Any action

by Popular, Popular’s
Legal Division

or any

other employee,

executive officer,

attorney and/or

director of

Popular pursuant

to the

Policy
and

these

Procedures

(or

otherwise)

does

not

in

any

way

insulate

an

individual

from

liability

under

applicable
securities

laws.

Each

individual

Popular

Insider

is ultimately

responsible

for

complying

with

the

Policy

and

these
Procedures and avoiding improper transactions and other

violations of applicable insider trading laws

and regulations.
Capitalized terms not

otherwise defined in

these Procedures shall

have the meaning

assigned to

such term in

the Policy.
WHAT INFORMATION

IS CONSIDERED MATERIAL

The Policy

defines Material

Information as

any information

that a

reasonable investor

would consider

important in
making a decision

to buy,

hold or sell

securities, or information

that, if disclosed

would be expected

to significantly
change

the total

mix of

information

in the

marketplace.

Any information

that could

be expected

to affect

a public
company’s

share price,

whether it

is positive

or negative,

should

be considered

material. It

further

directs Popular
Insiders to refer to

these Procedures for specific examples

of information that ordinarily

would be regarded as

material
to Popular.

Pursuant to this mandate, the following is a list of some of the most prevalent examples of Material Information:

●
Projections of Popular’s future earnings or losses, or other earnings guidance;
●
Earnings that are inconsistent with Popular’s prior performance or the consensus expectations of the
investment community;
●
Potentially significant problems in Popular’s loan portfolio, including non-accrual or foreclosure situations;
●
Potential liquidity problems and/or with the availability or lack of availability of credit;
●
A pending or proposed merger,

acquisition or tender offer;
● A significant sale of assets or the sale of a significant subsidiary;
●
A change in dividend policy,

the declaration of a stock split, or an offering of additional securities;
●
An actual or threatened significant litigation or government investigation,

or the resolution of such
litigation or government investigation;

●
A significant new product or service;

● A change in senior management;
● A significant change in Popular’s strategic plans;
●
Significant regulatory developments or enforcement or other actions by regulatory bodies involving
Popular;
●
Significant developments regarding customers or suppliers of Popular (such as the acquisition or loss of a
significant client or contract);
●
A change in Popular’s independent auditors, a notification

from the independent auditor that Popular may
no longer rely on an independent auditor’s report or the determination by the auditor of the existence of a
material weakness;
●
An imminent change in Popular’s credit rating by a rating

agency;
●
Voluntary

calls of debt or preferred stock of Popular; or
● Significant cybersecurity incidents.
The above

list is only

illustrative; many

other types

of information

may be

considered “material”

depending on

the
circumstances.

When in

doubt as

to whether

information

in their

possession could

be considered

material, Popular
Insiders should assume the information is material and contact Popular’s

Legal Division.
WHEN IS INFORMATION

CONSIDERED “PUBLIC”
The Policy specifically establishes that

if a Popular Insider becomes

aware of Material Nonpublic Information,

he or
she may not trade

until the information becomes

public; that is, until

such information has been

disclosed broadly to
the

marketplace

(such

as through

a press

release,

an

SEC filing,

a

publicly

accessible

conference

call or

a similar
method of general dissemination

or circulation) and the

investing public has

had time to

fully absorb such

information.

It further

directs Popular

Insiders

to refer

to these

Procedures for

additional guidance

on when

information

can be
considered “public.”

To avoid the appearance of impropriety,

as a general rule, information should not be considered fully absorbed by the marketplace until

after the completion

of the
second business day

after the information

is released. For

example, if
Popular were

to make an

announcement on a

Monday before the

market opens, Popular

Insiders should not

trade in
Popular securities

until Wednesday.

If an

announcement were

made on

a Monday

after the market

opens, however,
Popular Insiders

should not

trade in

Popular securities

until Thursday.

If an

announcement were

made on

a Friday
before the

market opens, Tuesday

generally would

be the first

eligible trading

day,

while if the

announcement were
made on Friday

after the market opens,

Wednesday

would generally be

the first eligible

trading day.

When in doubt
as to whether

information in their

possession is public,

Popular Insiders should

assume the information

is nonpublic
and contact Popular’s Legal Division.
WHO ARE CONSIDERED “POPULAR INSIDERS”
The Policy provides

that the term

“Popular Insider” applies

to all directors,

officers and employees of

Popular, whether
trading

on

their

own

behalf

or

on

behalf

of

others,

such

as

when

trading

for

proprietary

or

fiduciary

accounts

of
Popular.

The Policy

also provides that

it applies to

a Popular

Insider’s family

members who reside

with him or

her,
and any family members whose transactions in securities of Popular are directed by the Popular Insider or are subject to the Popular Insider’s influence or

control (such as parents or

children of a Popular Insider

who consult with him/her
before trading in securities of Popular), even if such family members do not live in the Popular Insider’s household.
Notwithstanding the

foregoing, the

Policy provides

that if

a Popular

Insider certifies

in writing

that (a)

the Popular
Insider does

not influence

the investment

decisions of

his/her dependent(s)

or family

member(s) who

reside(s) with
him or

her (other

than his/her

spouse), and

(b) the dependent(s)

or family

member(s) who

reside(s) with

him or her
(other than

the Popular

Insider’s spouse)

do(es) not

make decisions,

in whole

or in

part, upon

information that

the
Popular Insider has provided or provides, Popular’s Legal Division may, in its sole and absolute discretion, determine that such

dependent(s)

or family

member(s)

who reside(s)

with him

or her

will not

be considered

Popular Insiders
subject to the restrictions set forth in the Policy and these Procedures. Such request and certification shall be made by the

Popular

Insider

using

the

form

included

as

Attachment

A

to

these

Procedures.

If

at

any

time

the

facts

and
circumstances

presented

in

the

request

and

certification

change,

the

Popular

Insider

must

notify

Popular’s

Legal
Division and presume

that his/her dependent(s)

or family member(s)

who reside(s) with

him or her is(are)

a Popular
Insider subject to the restrictions set forth in the Policy and these Procedures.
SPECULATIVE TRANSACTIONS
The Policy specifically

provides that no

Popular Insider may

engage in speculative

transactions in securities

of Popular
(for example, transactions in which the Popular Insider is

trying to profit from short-term movements, either increases or decreases,

in the

price of

securities of

Popular) and

other transactions

that may

otherwise give

the appearance

of
impropriety.

Pursuant to

the Policy,

the following

is a

list of

the most

prevalent transactions

that Popular

considers
speculative or that are otherwise prohibited because they may create the appearance of impropriety:
(a) Short Sales:
Short sales

of securities

of Popular,

that is,

sales of

securities of

Popular which

are not

then
owned, including a

“sale against the

box” (a sale

with delayed delivery),

are transactions whereby

a person
will benefit from a decline in the price of the securities of Popular. These transactions generally signal to the market that

the seller has

no confidence

in Popular or

its short-term

prospects. In addition,

short sales may
reduce the seller’s incentive to improve Popular’s

performance. For these reasons, Popular Insiders may

not
engage in short sales of securities of Popular.
(b) Options and derivative securities:
A transaction in options

is, in effect, a

bet on the short-term

movement
of

securities

of

Popular

and

therefore

creates

the

appearance

that

the

Popular

Insider

is

trading

based

on
inside information.

Transactions in

options may

also focus

the transacting

person’s

attention on

short-term
performance at

the expense

of Popular’s

long-term prospects.

For these

reasons, Popular

Insiders may

not

engage in transactions

in options

and other derivative

securities based on

securities of Popular

on an exchange
or in any other organized market.
(c)
Certain

hedging

transactions:
Certain

forms

of

hedging

or

monetization

transactions,

such

as

zero-cost
collars

and

forward

sale

contracts,

allow

a

stockholder

to

lock

in

much

of

the

value

of

his

or

her

stock
holdings,

often

in

exchange

for

all

or

part

of

the

potential

for

upside

appreciation

in

the

stock.

These
transactions allow

the holder to

continue to own

the underlying securities,

but without the

full rewards

and
risks of ownership. When that occurs,

the owner may no longer have

the same objectives as Popular’s other
shareholders.

For

this

reason,

Popular

Insiders

may

not

engage

in

any

such

hedging

or

monetization
transactions involving securities of Popular.
Please

be

advised

that

any

other

type

of

speculative

transaction

in

securities

of

Popular

by

a

Popular

Insider

is
prohibited under the Policy and these Procedures. If uncertain as to whether a particular transaction is speculative for
purposes of the

Policy and these

Procedures, Popular Insiders should

assume it is

speculative and contact the

Popular’s
Legal Division for guidance.
Exceptions
The prohibition on trading

in securities of Popular

set forth in both

the Policy and these Procedures

is not applicable
to the following transactions:
(a)
The

exercise

of
stock

options

under

Popular’s

2004
Omnibus

Incentive

Plan
,

the
Popular,

Inc.

2020
Omnibus Incentive Plan

or any other plan

adopted by Popular or

that may be adopted

by Popular in the

future
that provides for the issuance

of stock options, since Popular

is the other party to

the transaction and the price
does not vary with

the market but is

fixed by the terms

of the option agreement.

Such prohibition is, however,
applicable

to

the

Popular

Insider’s

transfer

to

a

third

party

or

sale

of

any

such

shares

acquired

upon

the
exercise of stock options;
(b)
The grant by

Popular of
restricted stock

or restricted stock

units under
Popular’s

2004 Omnibus Incentive
Plan, the

Popular,

Inc. 2020

Omnibus Incentive

Plan

or any

other plan

adopted by

Popular or

that may be
adopted by Popular in the future that provides for the issuance of restricted stock to certain of its executives, officers and other

key employees. Such prohibition

is, however,

applicable to the

Popular Insider’s transfer
to a

third

party or

sale of

any such

shares (unless

it involves

a sale

of a

portion

of the

restricted stock

or
restricted stock unit award and such sale had been

previously approved by the Popular Insider

at the time of
the award in order

to obtain required funds to

pay any withholding tax

requirement, and at the time

the sale
was

approved

by

the

Popular

Insider

he

or

she

was

not

aware

of

any

Material

Nonpublic

Information
regarding Popular);
(c) The periodic contributions

made by Popular or its employees to purchase shares of Popular common stock
under the
Popular,

Inc. Puerto

Rico Savings

and Investment

Plan, Popular,

Inc. USA

401(K) Savings

and
Investment

Plan,

Popular,

Inc.

Puerto

Rico

Nonqualified

Deferred

Compensation

Plan,

Popular

North
America Deferral Plan and any

other retirement, savings or other

comparable plan adopted by Popular

or that
may be adopted by

Popular in the

future, pursuant to the

terms and conditions

of such plans

or the employees’
advance

instructions.

Such

prohibition

is,

however,

applicable

to

the

Popular

Insider’s

initial

election

to
participate

and

purchase

shares under

the

plan,

any

changes in

the

instructions

regarding

the

purchase

of
shares of Popular common

stock pursuant to such plans and

to the Popular Insider’s

transfer to a third party
or any sale of shares of Popular common stock held under such plans; and
(d) The purchase

of shares of

Popular
common stock

pursuant to Popular’s
Dividend Reinvestment and

Stock
Purchase

Plan

resulting from

(i) a

Popular Insider’s

reinvestment of

dividends paid

on Popular’s

common
stock

under

the

plan,

or

(ii)

additional

periodic

contributions

made

by

the

Popular

Insider

to

purchase
additional shares under the plan. Such prohibition is, however, applicable to the Popular Insider’s election to participate in

the plan, any

changes in the

instructions regarding

the periodic purchase

of shares of

Popular

common

stock pursuant

to such

plans and

to

the Popular

Insider’s

transfer

to

a third

party

or sale

of any
shares of Popular common stock purchased under the plan.

(e)
Prearranged

trading

programs.

Notwithstanding

the

prohibition

set

forth

in

these

Procedures

against
insider trading, SEC

Rule 10b5-1 and

these Procedures permit

Popular Insiders to

enter into transactions in
Popular securities regardless

of their awareness

of inside information

if (i) the transaction

is made pursuant
to a

pre-arranged trading plan

that was

entered into when

the Popular

Insider was

not in

possession of

Material
Nonpublic

Information

relating

to

Popular

(the

“Prearranged

Trading

Program”)

and

(ii)

the

Prearranged
Trading Program meets each of the conditions

set forth below:
1.
The

Prearranged

Trading

Program

must

be

in

writing,

substantially

in

the

form

included

in
Attachment B to these Procedures, or in a form approved by the Chief Legal Officer, adopted when the Popular Insider was not

aware of Material Nonpublic Information,

and entered into in

good faith
and not as part of a plan or scheme to evade prohibitions of SEC Rule 10b-5.

2.
Subject to

certain limited

exceptions set

forth in

SEC Rule

10b5-1, the

Insider may

not have

any
other

outstanding

or

overlapping

contract,

instruction

or

plan

under

Rule

10b5-1(c)

to

trade

in
Popular

securities,

and

may

not

enter

into

any

such

other

overlapping

arrangement

to

trade

in
Popular securities.

3.
The Prearranged

Trading

Program is

the Popular

Insider’s only

“single-trade” trading

plan within
any 12-month

period. A “single-trade”

plan is one

designed to effect

the open-market

purchase or
sale of the total amount of securities to be purchased or sold in a single transaction.

4.
The Prearranged

Trading Program

includes a written

certification by

the Insider indicating

that he
or she (x)

is not aware

of Material Nonpublic

Information about

the issuer or

its securities and

(y)
is adopting

or modifying

the plan

in good

faith and

not

as part

of a

plan or

scheme to

evade the
prohibitions of SEC Rule 10b-5.
5. The Prearranged Trading Program:

(x) specifies the amount of securities

to be purchased or sold and

the price at which and date
on which the securities were to be purchased or sold; or

(y) Includes a

written formula or algorithm,

or computer program,

for determining the

amount
of securities to be

purchased or sold and the price

at which and the date

on which the securities were
to be purchased or sold; or

(z)

Does

not

permit

the

person

to

exercise

any

subsequent

influence

over

how,

when,

or
whether to effect purchase or sales; provided, in

addition, that any other person

who, pursuant to the
Prearranged Trading Program, did exercise such influence

must not be aware

of Material Nonpublic
Information.
6.
The Prearranged Trading Program does not permit

the Popular Insider, after the plan’s

adoption, to
alter or deviate from the

plan to purchase or sell

securities (whether by changing

the amount, price
or timing

of the

purchase or

sale) without

formally amending

the plan,

or to

enter into

or alter

a
corresponding or hedging transaction or position with respect to those securities.
7. The first trade under the adopted or modified Prearranged Trading Program does not occur until the applicable

cooling-off

period

has

expired.

For

directors

and

Section

16

officers,

the

cooling-off
period

is

the

later

of

(i)

90

days

after

the

adoption

or

modification

of

the

Prearranged

Trading
Program or (ii) two business days following the filing of the Form 10-Q or Form 10-K for the fiscal

quarter

in

which

the

Prearranged

Trading

Program

was

adopted

or

modified.

In

any

event,

the
required cooling-off period applicable to directors and Section 16 officers is not to exceed 120 days following

adoption

or modification

of

the

Prearranged

Trading

Program.

For

Insiders

other

than
directors or

Section 16

officers, the

applicable cooling

-off period

is 30

days after

the adoption

or
modification of the Prearranged Trading

Program.

The Popular Insider must act in good

faith with respect to the

Prearranged Trading Program through the term
of the Plan.

A Popular Insider who wishes to enter into, amend or terminate a Prearranged Trading Program must submit the trading plan

to Popular’s Chief

Legal Officer

for approval prior

to adoption, amendment

or termination
of the trading plan. Such request for approval,

amendment or termination of a trading plan shall be made by
the

Popular

Insider

using

the form

included

in

Attachment

B-1

to

these

Procedures.

The

approval

of

the
entering

into,

amendment

or

termination

is

subject

to

the

sole

and

absolute

discretion

of

Popular’s

Chief
Legal Officer.

The entering into, amendment or termination of a Prearranged Trading

Program by a director
or Section 16 officer, as well as

trades made pursuant to such program,

are subject to disclosure requirements
under SEC rules.
Prearranged Trading

Programs may

not be

adopted, amended

or terminated

when the

Popular Insider

is in
possession of Material

Nonpublic Information

about Popular.

A Popular

Insider may only

adopt, amend

or
terminate his or her trading plan during periods when trading in securities of Popular is permitted to Popular
Insiders in accordance with the Policy and these Procedures and any other applicable requirement applicable to directors,

executive officers,

employees of

Popular Securities,

PAM

Employees

and other

Specifically-
Designated Employees.
CLEARANCE PROCEDURES AND CONTACTS
The

Policy

specifically

directs

Popular

Insiders

to

review

these

Procedures

for

additional

guidance

on

Popular’s
approved clearance procedures.

Popular Insiders are

not all subject to

a general pre-clearance

requirement for trades
in

securities

of

Popular.

Nonetheless,

Popular

directors,

executive

officers

and

other

Specifically-Designated
Employees are subject to black-out periods and pre-clearance procedures that are referenced or discussed below.
In

accordance

therewith,

and

to

prevent

insider

trading

by

Popular

Insiders,

Popular

has

adopted

the

following
procedures:

Trading
If

uncertain

whether

the

information

they

possess

is

Material

Nonpublic

Information,

or

whether

a

proposed
transaction

constitutes

trading

upon

Material

Nonpublic

Information,

Popular

Insiders

should

not

engage

in

such
transaction (including transactions in securities of Popular (or those of another company which is a customer,

partner
or

competitor

of

Popular))

without

first

contacting

Popular’s

Legal

Division

(if

the

Popular

Insider

is

a

Popular
employee),

or Popular’s

Chief Legal

Officer

or his

designated

person

(if the

Popular Insider

is a

Popular

director,
executive officer or member of Popular’s

Disclosure Committee).
Tipping
To reduce the probability

that Popular Insiders tip inside information, Popular has adopted the following procedures:
●
Popular Insiders should

not discuss or distribute

Material Nonpublic Information

regarding Popular (or

any
other company that is a customer, partner or competitor of Popular) with or to (1) any person inside Popular, except on a “need to know” basis, or (2) any person outside Popular,

unless (a) specifically authorized to do
so by Popular’s Legal Division or (b) the disclosure is made to a Popular service provider that has agreed or
is otherwise

required

to maintain

such information

confidential. This

prohibition

includes any

discussion,
distribution

or posting

of Material

Nonpublic

Information

in any

Popular “intranet”

or other

electronic or
other type of employee forum.

●
Popular Insiders

should not

discuss confidential

information

or Material

Nonpublic Information

regarding
Popular (or any other company that is a customer, partner or competitor of Popular) within the hearing range of

outsiders,

including

friends

and

relatives.

It

is

particularly

important

to

exercise

care

and

refrain

from
discussing confidential

information or

Material Nonpublic

Information in

public places,

such as

elevators,
taxis, airplanes, lavatories, restaurants, and other places where the discussions might be overheard.
●
Popular

Insiders

should

not

discuss

or

disseminate

confidential

information

or

Material

Nonpublic
Information regarding

Popular (or any

other company

that is a

customer,

partner or

competitor of Popular)
in any

internet-based

forum or

in any

social media

outlet (i.e.,

Facebook, X

(formerly known

as Twitter),
Instagram, Snapchat, etc.).
●
Popular Insiders are prohibited

from addressing any inquiries

from securities analysts, companies

in the same
business as Popular, and

members of the

press. All such

inquiries should be

immediately referred to

Popular’s
Corporate Communications Division, which will direct them to the appropriate officer for handling.
ADDITIONAL RESTRICTIONS

Additional Restrictions Applicable to Directors and Executive Officers.
In addition to the restrictions and procedures set

forth both in the Policy and these

Procedures, directors and executive
officers of Popular are subject to additional restrictions and procedures, including requirements regarding the filing of
public

reports

of

beneficial

ownership

and

changes

of

beneficial

ownership

with

the

SEC,

short-swing

profit
provisions and certain blackout

periods and pre-clearance procedures.

These restrictions and procedures

are set forth
in Popular’s
Director and Executive Officer Guide to Complying with Certain Laws and

Regulations
. Directors
and executive

officers of

Popular should

refer to

the aforementioned

Guide to

review and

understand the

additional
requirements and procedures that they are subject to. The restrictions on trading contained in the Guide as well as the
Policy and these Procedures will

continue to apply to those

former directors and executive officers

who leave during
a blackout period until the next window period.
Additional Restrictions Applicable to Popular Securities Employees

and PAM

Employees
In

addition to

the restrictions

and

procedures

set forth

both in

the Policy

and

these Procedures,

Popular Securities
Employees

are

also

subject

to

the

stock

trading

restrictions

and

procedures

set

forth

in
Popular

Securities’
Compliance

Manual
.

Popular

Securities

Employees

should

refer

to

the

aforementioned

Compliance

Manual

to
review and understand the additional requirements and procedures that they are subject to.

In addition to

the restrictions and

procedures set forth

both in the Policy

and these Procedures,

PAM

Employees are
also

subject

to

the

stock

trading

restrictions

and

procedures

set

forth

in

the

Code

of

Ethics

for

Popular

Asset
Management, LLC.

PAM

Employees should

refer to

the aforementioned

Code of

Ethics to

review and

ensure their
understanding of the additional requirements and procedures they are subject to.
Additional Restrictions Applicable to Specifically-Designated Employees
Given

their

access

to

financial

and

other

sensitive

information

about

Popular,

certain

officers

and

employees

of
Popular such

as the

members of

Popular’s Disclosure

Committee have

been (or

may be)

specifically designated

by
Popular

as

being

subject

to

additional

restrictions

regarding

trading

in

securities

of

Popular.

The

Specifically-
Designated Employees

are subject

to
blackout period

restrictions and
pre-clearance

requirements with

respect to
transactions involving securities of Popular comparable to those that are applicable to directors and executive officers of Popular. The additional restrictions and

requirements applicable to Specifically-Designated Employees are set forth
in Attachment C to these Procedures.
Popular’s

Chief

Legal

Officer

will

maintain

a

list

of

the

Specifically-Designated

Employees

and

each

such
Specifically-Designated Employee will be notified in writing by Popular’s Chief

Legal Officer or by Popular’s Legal
Division of the

additional restrictions and

procedures that are

then applicable. The Specifically-Designated

Employees

will be

designated on

the basis

of an

analysis of

their possible

access to

Material Nonpublic

Information regarding
Popular because of their position and/or because of their responsibilities.
Special Blackout Periods that May Be Applicable to all Popular Insiders
Popular Insiders (other

than directors, executive

officers and other Specifically-Designated

Employees) are not

subject
to the

regular blackout

periods established

on trading

of Popular

securities. In

general terms,

a blackout

period is

a
period during which trading in securities of Popular is prohibited.
Nonetheless,

under

certain

extraordinary

circumstances,

Popular

may

designate

a

special

blackout

period

(for
example, if there

is some extraordinary

material development with

Popular that merits

a suspension of

trading by some
or all Popular Insiders) during which some additional Popular Insiders or all Popular Insiders will be prohibited from
entering into

transactions involving

securities of

Popular.

If Popular

determines that

it is

necessary to

implement a
special blackout period applicable to some additional Popular Insiders or all Popular Insiders,

it will send one or more
notices

to

the

affected

Popular

Insiders

specifying

the

commencement

date

and

termination

date

of

such

special
blackout period.
Special Trading Restrictions that May Be Applicable

to Securities of Other Issuers
The Policy provides

that trading or

tipping in the

securities of another

issuer while in

possession of Material

Nonpublic
Information about such other issuer, which information was obtained by the Popular Insider in the course of his or her
employment or

association with

Popular,

is prohibited until

the information

about such other

issuer becomes

public
or is no longer material.

In

addition,

under

certain

circumstances,

Popular

may

establish

additional

restrictions

relating

to

the

trading

of
securities

of

another

issuer

that

could

be

applicable

to

some

Popular

Insiders

or

all

Popular

Insiders.

If

Popular
determines that it is necessary to implement such additional trading restrictions to some additional Popular Insiders or
all Popular Insiders, it will send one or more notices to the affected Popular Insiders specifying the additional trading restrictions and the commencement date and termination dates of such additional trading restrictions.

ATTACHMENT

A
REQUEST AND CERTIFICATION
RE: EXCEPTION FOR DEPENDENTS OR FAMILYMEMBER

The undersigned Popular Insider hereby requests that the following dependent[s] or member[s] of his or her
family

who

reside[s]

with

him

or

her(other

than

the

Popular

Insider’s

spouse,

who

may

not

be

exempted)

(the
“Family Member[s]”) not be considered [a]

Popular Insider[s] for purposes of

Popular’s Insider Trading Policy and
Insider Trading Procedures (collectively,

the “Policy and Procedures”):
_______________________________________ _______________________________________
Name of family member Relationship to Popular Insider

In

connection

with

such

request,

the

undersigned

Popular

Insider

hereby

certifies

to

Popular

that

(a)

the
Popular Insider[s] do[es] not

influence the investment decisions

of the Family

Member, and (b) the Family

Member
does not

make decisions,

in whole

or in

part, upon

information that

the Popular

Insider[s] has/have

provided or
provide[s].

The

undersigned

Popular

Insider

understands

that,

as is

provided

in

the

Policy,

Popular’s

Legal

Division
may,

in

its

sole

and

absolute

discretion

and

based

on

the

foregoing

certification,

determine

that

the

Family
Member[s] will not be considered a Popular Insider subject to the restrictions set forth in the Policy.
Sincerely,
By: _______________________________________
Signature
_______ Request approved
_______ Request denied
_______ Request approved with the following modification: ________________________________
Date:
By: _______________________________________
Signature

ATTACHMENT

B
Rule 10b5-1 [Sales/Purchase] Plan

Rule 10b5-1 [Sales/Purchase] Plan, dated __________, 20___ (the “[Sales/Purchase] Plan”), between [name of seller/purchaser] (“[Seller/Purchaser]”) and [name of broker]

(“Broker”).

WHEREAS,

[Seller/Purchaser]

desires

to

establish

this [Sales/Purchase]

Plan

to

[sell/purchase]

shares

of
common stock, par value $0.01 per share (the “Stock”), of Popular,

Inc. (the “Issuer”); and

WHEREAS,

[Seller/Purchaser]

desires

to

engage

Broker

to

effect

[sales/purchases]

of

shares

of

Stock

in
accordance with the [Sales/Purchase] Plan;

NOW, THEREFORE,

[Seller/Purchaser] and Broker hereby agree as follows:
1.

Broker shall effect a [sale/purchase] (each a “[Sale/Purchase]”) of _____ shares of Stock on [each
[day][Monday] on which the Nasdaq

Stock Market (the “Exchange”) is

open and the Stock

trades regular
way on the

Exchange] at [a

price of not

[less/more] than

$_______] [the

then prevailing market

price],
commencing on [insert date that complies with applicable cooling-off period], 20__,

in compliance with
the requirements of Rule

10b5-1(c)(1)(ii)(B) under the Securities

Exchange Act of 1934,

as amended (the
“Exchange Act”) .
2.

This [Sales/Purchase] Plan

shall become effective

the date hereof

and shall terminate

on [the earlier
of the

date] [when

aggregate sales

proceeds of

$_____ have

been received/____

shares of

Stock have
been sold/an aggregate of $___ /___shares of stock have been purchased] [or date, 20__].
3.

[Seller/Purchaser]

understands that

Broker may

not be

able to

effect

a [Sale/Purchase]

due to

a
market

disruption

or

a

legal,

regulatory

or

contractual

restriction

applicable

to

Broker.

If

any
[Sale/Purchase]

cannot

be

executed

as

required

by

paragraph

1,

due

to

a

market

disruption,

a

legal,
regulatory or contractual

restriction applicable to

Broker, [such Sale/Purchase shall

be cancelled and

shall
not be effected pursuant to this Sales/Purchase Plan] [Broker shall effect such Sale/Purchase as promptly
as practical

after the

cessation or

termination of

such market

disruption, applicable

restriction or

other
event].
4.

[Seller/Purchaser]

represents

and

warrants

that

[he/she]

(i)

is

not

aware

of

material,

nonpublic
information

with

respect

to

the

Issuer

or

any

securities

of

the

Issuer

(including

the

Stock),

(ii)

is

not
subject to any legal, regulatory

or contractual restriction or undertaking

that would prevent Broker from
conducting

[Sales/Purchase]

in

accordance

with

this

Sales

Plan,

and

(iii)

is

entering

into

this
[Sales/Purchase] Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule
10b5-1.

Seller

shall

immediately

notify

Broker

if

[he/she]

becomes

subject

to

a

legal,

regulatory

or
contractual restriction or undertaking that

would prevent Broker from

making [Sales/Purchases] pursuant
to this [Sales/Purchase] Plan, and, in such

a case, [Seller/Purchaser] and Broker shall cooperate

to amend
or

otherwise

revise

this [Sales/Purchase]

Plan

to

take

account

of such

legal, regulatory

or

contractual
restriction or undertaking (provided that neither party shall be obligated to take any action that would be inconsistent with the requirements of Rule 10b5-1(c)).

5.

It is the intent

of the parties that this

[Sales/Purchase] Plan comply

with the requirements of

Rule
10b5 1(c) under the Exchange Act, and this

[Sales/Purchase] Plan shall be interpreted to comply with

the
requirements of Rule 10b5-1(c).
6.

[Broker agrees to conduct

all Sales in accordance with

the manner of sale

requirement of Rule 144
under the Securities Act of 1933, and in no event shall Broker effect any Sale if such Sale would exceed the then applicable volume limitation under Rule 144, assuming Broker’s Sales under this Sales Plan are the only sales subject

to that limitation.

Seller agrees not to take,

and agrees to cause

any person or entity
with which he or she would be required to aggregate sales of Stock pursuant to paragraph (a)(2) or (e) of
Rule 144 not

to take, any

action that would

cause the Sales

not to comply

with Rule 144.

[Broker will
be responsible for completing and

filing on behalf of Seller

the required Form 144s.

Seller understands
and

agrees

that

Broker

shall

make

one

Form

144

filing

at

the

beginning

of

each

three-month

period
commencing [date], 20__.] [Seller will be responsible for making all required

Form 144 filings.]
7.

[Seller/Purchaser]

agrees

to

make

all

filings,

if

any,

required

under

Sections

13

and

16

of

the
Exchange

Act. [Seller/Purchaser]

agrees to

promptly

(but in

any case

within one

business day)

notify
Issuer of all [Sales/Purchases] made under this [Sales/Purchase] Plan.
8.

This [Sales/Purchase] Plan shall be governed

by and construed in accordance with

the laws of the
Commonwealth of Puerto Rico and may be modified or amended only by a writing signed by the parties hereto, acknowledged by the Issuer.
9.

[Seller/Purchaser] acknowledges that modifications or amendments to the amount, price or timing
of the [Purchase/Sale]

of shares of

Stock under this

[Sales/Purchase] Plan will

require compliance

with
Popular’s pre-clearance

and other insider

trading procedures and

with the applicable

cooling-off period
set forth in Rule 10b5-1(c)(1)(ii)(B) under the Exchange Act upon such modification or amendment.
IN WITNESS WHEREOF, the undersigned

have signed this Rule 10b5-1 [Sales/Purchase] Plan as of the date first written above.
[SELLER/PURCHASER]: BROKER:
By: By:
Name: Name:
Title:
Acknowledged:
POPULAR, INC.
By:
Name:
Title:

ATTACHMENT

B-1
REQUEST AND CERTIFICATION
RE: APPROVAL

OF PREARRANGED TRADING PROGRAM

The undersigned Popular

Insider hereby requests

that Popular, Inc.

(“Popular”)’s Chief Legal Officer

approve
the adoption/amendment/termination

of the

trading plan

for securities

of Popular

that is

attached to

this Request
and Certification Form. This approval is being requested pursuant to the requirements of Popular’s Insider Trading
Policy and Insider Trading Procedures.

In connection

with this

request, the

undersigned Popular

Insider certifies

to Popular’s

Chief Legal

Officer
that:
(i)
The undersigned Popular

Insider is entering into/amending/terminating

the attached trading plan

in good
faith and not

as part of

a plan or

scheme to evade

the prohibitions of

applicable insider trading

laws and
regulations

and

the

applicable

provisions

of

Popular’s

Insider

Trading

Policy

and

Insider

Trading
Procedures.
(ii)
At the time

that the

undersigned Popular Insider

is entering into/amending/terminating the

attached trading
plan he or she is not aware of any Material Nonpublic Information regarding

Popular.
(iii)
At the time

that the

undersigned Popular Insider

is entering into/amending/terminating the

attached trading
plan he or she is permitted to trade

in Popular securities (i.e., he or she is

not subject to a blackout period).
(iv)
If

the

undersigned

Popular

Insider

is

entering

into/amending

the

attached

trading

plan,

the

first

trade
thereunder will

not occur

until the

expiration of

the applicable

cooling-off period

set forth

in paragraph
(c)(1)(ii)(B) of SEC Rule 10b5-1.
(v)
At

the

time

the

undersigned

Popular

Insider

is

entering

into/amending

the

attached

trading

plan,

the
Popular

Insider does

not have

any

other

contract,

instruction,

or plan

in effect

for

trading securities

of
Popular on the open market that would qualify for the affirmative defense in SEC Rule 10b5-1(c).
(vi)
With the execution or amendment of the attached plan, the undersigned Popular Insider will not have two
(2) or

more trading

plans designed

to effect

the open-market

purchase or

sale of

Popular securities

as a
single transaction (“single-trade plans”), that would qualify for the affirmative defense in SEC Rule 10b5-
1(c).

The undersigned

Popular Insider

understands that,

as is

provided in

Popular’s Insider

Trading

Procedures,
Popular’s Chief Legal

Officer may, in his

or her

sole and

absolute discretion and

based on the

foregoing certification
and

the review

of the

trading plan,

approve

or disapprove

the proposed

adoption/amendment/termination

of the
Prearranged Trading Program.
Sincerely,
[Name of Popular Insider]
[Title of Popular Insider]

_______ Request approved
_______ Request denied
_______ Request approved with the following modification: ________________________________
Date:
By: _______________________________________
Popular’s Chief Legal Officer

ATTACHMENT

C
ADDITIONAL TRADING RESTRICTIONS AND REQUIREMENTS

APPLICABLE TO
SPECIFICALLY

-DESIGNATED

EMPLOYEES

The additional trading restrictions

and requirements set forth

below are applicable

to Specifically-Designated
Employees of Popular, Inc. and its subsidiaries (collectively,

“Popular” or the “Company”). These restrictions and
requirements, which

are comparable

to the requirements

that are applicable

to directors

and executive

officers of
Popular under Popular’s

Director and Executive Officer

Guide to Complying with

Certain Laws and Regulations,
are not applicable to all Popular Insiders.
Pre-Clearance

Specifically-Designated Employees may not engage in any transaction involving Company equity securities without first obtaining pre-clearance of the transaction from Popular’s

Legal Division. A request for pre-clearance
should be submitted

to Popular’s Legal

Division in writing

at least two

business days in

advance of the

proposed
transaction in the form

included in Attachment D

to these Procedures. Popular’s Legal

Division will then determine
whether the transaction may proceed. Pre-clearance will not be granted if a blackout period, as described below,

is
in effect.
Quarterly or Regular Blackout Periods

Popular must be

sensitive to

even the

appearance of

impropriety. The announcement of

our quarterly

financial
results

almost

always

has

the

potential

to

have

a

material

effect

on

the

market

for

our

securities.

Accordingly,
transactions in

Company securities,

directly or

indirectly,

are permitted

to the

Specifically-Designated Employee
or his/her immediate family only during the “window period.” The window period will run from and including the date that

is two

complete trading

days on

the Nasdaq

Global Securities

Market after

the public

announcement of
our earnings

until the tenth

day of the

last month of

each fiscal quarter

(the tenth day

of March, June,

September
and December). The

remainder of each

quarter from and

including the eleventh

day of

the last

month of each

quarter
(the eleventh

day of

March, June,

September and

December) through

and including

the second

complete day

of
trading on the

Nasdaq Global Securities

Market following the

announcement of our

earnings is a blackout

period
during

which

transactions

in

Company

securities,

directly

or

indirectly,

are

prohibited

to

the

Specifically-
Designated

Employee

or

his/her

immediate

family.

In

order

to

avoid

trading

during

blackout

periods,

the
Specifically-Designated Employee

and his/her immediate

family must also

cancel all open

trade orders involving
Company securities during the blackout period. The trade must be completed within the window period; however,
the settlement may take place after the trading window closes.

While Popular

recognizes that

some Specifically-Designated

Employees will

not have

Material Nonpublic
Information

during

the

quarterly

blackout

periods,

Popular

believes

that

preventing

Specifically-Designated
Employees from transacting

in Company securities during

such periods is important

to assure Popular’s investors
that they are not trading on the basis of Material Nonpublic Information regarding

Popular.

Event-Specific Blackouts

From

time

to

time

an

event

may

occur

that

is material

to

Popular

and

is known

by only

a

few

directors,
executive officers and

other employees. So long

as the event remains material

and nonpublic, directors, executive
officers and

such other

persons as

Popular designates

may not

trade in

Company Securities.

The existence

of an
event-specific blackout

will not be

announced, other

than to those

who are aware

of the material

event that gives
rise to the

blackout. If, however,

the Specifically-Designated Employee

requests permission to

trade in Company
securities during

an event-specific

blackout Popular’s

Legal Division

will inform

him/her of

the existence

of the
blackout period

without telling him/her

the specific reason

for it. If

the Specifically-Designated

Employee is told

of

the

existence

of

an

event-specific

blackout,

he

or

she

may

not

disclose

its

existence

to

others

because

that
information

could

itself

be

material.

If

the

Specifically-Designated

Employee

is

in

possession

of

Material
Nonpublic

Information,

the

fact

that

Popular

may

not

specifically

tell

him/her

of

any

blackout

will

not

relieve
him/her of his/her legal responsibility and obligation to Popular and it shareholders to refrain from trading.

ATTACHMENT

D
POPULAR, INC.
INSIDER TRADING POLICY AND PROCEDURES
FORM FOR PRE-CLEARANCE REQUEST
Type of Security [check

applicable boxes]
Type of Transaction

[check applicable boxes]
_______ Common stock _______ Purchase
_______ Preferred Stock _______ Sale
_______ Other (Please describe): _______ Gift
________________________________ _______ 401K Investments
_______ Other (Please describe):
Number of Shares: ____________________________ _______________________________
Comments: _______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
Broker Contact Information (if applicable)
Company Name ____________________________
Contact Name ____________________________
Telephone ____________________________
Account Number ____________________________
CERTIFICATION
I

am

not

currently

in

possession

of

any

Material

Nonpublic

Information

relating

to

Popular,

Inc.

or

any

of

its
subsidiaries.

I

hereby

certify

that

the

statements

made

on

this

form

are

true

and

correct.

I

have

discussed

any
questions I

may have

with respect

to Popular,

Inc.’s

Insider Trading

Policy and

Insider Trading

Procedures and
their applicability

to the

transactions contemplated

herein with

Popular's Legal

Division.

I understand

that I

am
ultimately responsible

for complying

with Popular,

Inc.’s

Insider Trading

Policy and

Insider Trading

Procedures
and avoiding improper transactions and other violations of applicable insider trading laws and regulations.
Signature ____________________________________
Date ____________________________________
Print Name ____________________________________
Telephone # Where

I May be Reached ________________

Fax # ___________________________
_______
Request Approved (transaction must be completed within

5 business days after

approval and the person
must not be in possession of Material Nonpublic Information at the time the transaction is completed)
_______ Request Denied
_______ Request Approved with the following modification: ______________________
Date:
By: _________________________________
Name: _________________________________ Division: _________________________________